Lease Liabilities	12 Months Ended
Dec. 31, 2022
Current Liabilities - Lease Liabilities [Abstract]
Lease Liabilities

Note 16. Lease liabilities

	Consolidated		Consolidated
	2022	2021	2022
	AUD$	AUD$	$

Current	333,850	305,414	226,800
Non-current	95,403	336,246	64,812
	429,253	641,660	291,612

Refer to notes 2 and 24 for further information on financial instruments.

Accounting policy for lease liabilities

A lease liability is recognised at the commencement date of a lease. The lease liability is initially recognised at the present value of the lease payments to be made over the term of the lease, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the company’s incremental borrowing rate. Lease payments comprise of fixed payments less any lease incentives receivable, variable lease payments that depend on an index or a rate, amounts expected to be paid under residual value guarantees, exercise price of a purchase option when the exercise of the option is reasonably certain to occur, and any anticipated termination penalties. The variable lease payments that do not depend on an index or a rate are expensed in the period in which they are incurred.

Lease liabilities are measured at amortised cost using the effective interest method. The carrying amounts are remeasured if there is a change in the following: future lease payments arising from a change in an index, or a rate used; residual guarantee; lease term; certainty of a purchase option and termination penalties. When a lease liability is remeasured, an adjustment is made to the corresponding right-of use asset, or to profit or loss if the carrying amount of the right-of-use asset is fully written down.